Let’s take on tomorrow. Fixed Income Investor Presentation September 2025

Let’s take on tomorrow. 2 © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED In addition to historical information, this presentation may contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements with respect to Customers Bancorp, Inc.’s strategies, goals, beliefs, expectations, estimates, intentions, capital raising efforts, financial condition and results of operations, future performance and business. Statements preceded by, followed by, or that include the words “may,” “could,” “should,” “pro forma,” “looking forward,” “would,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “project,” or similar expressions generally indicate a forward-looking statement. These forward-looking statements involve risks and uncertainties that are subject to change based on various important factors (some of which, in whole or in part, are beyond Customers Bancorp, Inc.’s control). Numerous competitive, economic, regulatory, legal and technological events and factors, among others, could cause Customers Bancorp, Inc.’s financial performance to differ materially from the goals, plans, objectives, intentions and expectations expressed in such forward-looking statements, including: a continuation of the recent turmoil in the banking industry, responsive measures taken by us and regulatory authorities to mitigate and manage related risks, regulatory actions taken that address related issues and the costs and obligations associated therewith, such as the FDIC special assessments; the potential for negative consequences resulting from regulatory violations, investigations and examinations, including potential supervisory actions, the assessment of fines and penalties, the imposition of sanctions, the need to undertake remedial actions and possible damage to our reputation; effects of competition on deposit rates and growth, loan rates and growth and net interest margin; failure to identify and adequately and promptly address cybersecurity risks, including data breaches and cyberattacks; public health crises and pandemics and their effects on the economic and business environments in which we operate; geopolitical conditions, including acts or threats of terrorism, actions taken by the United States or other governments in response to acts or threats of terrorism and military conflicts, including the war between Russia and Ukraine and ongoing conflict in the Middle East, which could impact economic conditions in the United States; the impact that changes in the economy have on the performance of our loan and lease portfolio, the market value of our investment securities, the demand for our products and services and the availability of sources of funding; the effects of actions by the federal government, including the Board of Governors of the Federal Reserve System and other government agencies, that affect market interest rates and the money supply; the effects of changes in U.S. trade policies, including the imposition of tariffs and retaliatory tariffs on its trading partners; actions that we and our customers take in response to these developments and the effects such actions have on our operations, products, services and customer relationships; higher inflation and its impacts; the effects of changes in U.S. trade policies, including the imposition of tariffs and retaliatory tariffs on its trading partners; and the effects of any changes in accounting standards or policies. Customers Bancorp, Inc. cautions that the foregoing factors are not exclusive, and neither such factors nor any such forward-looking statement takes into account the impact of any future events. All forward-looking statements and information set forth herein are based on management’s current beliefs and assumptions as of the date hereof and speak only as of the date they are made. For a more complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review Customers Bancorp, Inc.’s filings with the Securities and Exchange Commission, including its most recent annual report on Form 10-K for the year ended December 31, 2024, subsequently filed quarterly reports on Form 10-Q and current reports on Form 8-K, including any amendments thereto, that update or provide information in addition to the information included in the Form 10-K and Form 10-Q filings, if any. Customers Bancorp, Inc. does not undertake to update any forward- looking statement whether written or oral, that may be made from time to time by Customers Bancorp, Inc. or by or on behalf of Customers Bank, except as may be required under applicable law. Forward-Looking Statements

Let’s take on tomorrow. 3 © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED This presentation has been prepared by Customers Bancorp solely for informational purposes and information contained herein constitutes confidential information and is provided to you on the condition that you will hold it in strict confidence and not reproduce, disclose, forward or distribute it to any third party in whole or in part without the prior written consent of the Customers Bancorp. This presentation shall not constitute an offer to sell or a solicitation of an offer to buy securities or an invitation or inducement to engage in investment activity nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities law of any such jurisdiction. Customers Bancorp has an effective shelf registration statement (including a base prospectus) on file with the Securities and Exchange Commission (the “SEC”). Any offering of securities will be made only by means of a prospectus supplement and accompanying prospectus filed with the SEC. In the event Customers Bancorp proceeds with an offering, you may obtain a copy of the preliminary prospectus supplement and accompanying prospectus for the offering for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, Customers Bancorp will arrange to send you the prospectus if you request it by contacting Carter Brown. NON-GAAP FINANCIAL MEASURES This presentation includes financial information prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). This presentation also includes non-GAAP financial information, which should be considered supplemental to, not a substitute for, or superior to, the financial measure calculated in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures and their nearest GAAP equivalents. For example, Customers Bancorp’s definitions of non-GAAP financial measures may differ from non-GAAP financial measures used by other companies. For reconciliations to the most directly comparable GAAP measure, see the appendix to this presentation. Forward-Looking Statements (Cont.)

Let’s take on tomorrow. 4 © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Table of Contents 1 Overview – Fixed Income Investment Thesis – Customers Bank Platform – Capital and Risk Management Priorities – Strategic Direction 3 Credit Risk Management – Credit Metrics Remain Stable – Allowance for Credit Losses for Loans and Leases – Consumer Installment Loans – Portfolio Credit Metrics 2 Q2 2025 Highlights – Financial Highlights – Deposit Transformation – Loan Portfolio Diversification – Concentration Analysis – Enhanced Profitability Liquidity – Robust Liquidity Position – Ample Sources of Liquidity – Securities Portfolio Characteristics 5 Capital Perspective – Strong Capital Levels Provide Significant Flexibility – Evolving Capital Stack 4 Appendix – Historical Interest Coverage – Reconciliation of Non-GAAP Measures 6

o Appointed President & CEO of Customers Bank July 2021 o Joined the board of Customers Bancorp in 2012 and became a full- time officer of the Bank in early 2020 o Prior to joining Customers Bank full-time, Sam Sidhu was the founder and CEO of Megalith Capital Management, a real estate focused private equity firm o Held various roles as an investor at Providence Equity Partners LLC and in investment banking with Goldman Sachs o Earned a BA from the Wharton School of Business and an MBA from the Harvard Business School Vice Chair, President, & Chief Executive Officer of Customers Bank Incoming CEO of Customers Bancorp, Inc. 13 Years at CUBI Sam Sidhu 5 Mark McCollom Chief Financial Officer of Customers Bank o Appointed CFO of Customers Bancorp in June 2025 o Most recently served as CFO of Fulton Financial Corporation, a $30 billion financial holding company headquartered in Lancaster, PA, and parent company of Fulton Bank o Prior to Fulton, spent 9 years in senior leadership at Griffin Financial Group, an investment banking and financial advisory firm, and served as the Chief Financial Officer of Sovereign Bancorp, Inc., the parent of Sovereign Bank, from 1996 through 2008 o Earned a BS in Accounting from The Pennsylvania State University Chief Financial Officer of Customers Bancorp, Inc. 35 Years of experience in finance, strategy and operations Today’s Presenters:

o Founded Customers Bank in 2009. Jay Sidhu raised capital to take a controlling stake and rebuilt the Bank through non-core exits and a focus on strategic initiatives that have driven industry leading organic growth o From 1989 to 2006, Mr. Sidhu was Chairman and CEO of Sovereign Bancorp, Inc growing the organization from an IPO value of $12M to the 17th largest banking institution in the U.S., with a market cap approaching $12B at the end of 2006 o After retirement from Sovereign, served as Chairman and CEO of Sidhu Advisors, LLC. a private equity and financial services consulting company o In May 2010 he led investment into Atlantic Coast Financial Corp. in Jacksonville, Florida and was a member of its Board of Directors until its sale o Earned an MBA from Wilkes University and is a graduate of Harvard Business School’s Leadership Course Executive Chairman of Customers Bank Chairman & Chief Executive Officer of Customers Bancorp, Inc. 16 Years at CUBI Jay Sidhu 6 Vice Chair, President & Chief Executive Officer of Customers Bank 13 Years at CUBI Sam Sidhu Chief Financial Officer of Customers Bank 35 Years of Industry Experience Mark McCollom EVP & Chief Banking Officer at Customers Bank 11.5 Years at CUBI Lyle Cunningham EVP & Chief Credit Officer at Customers Bank 38 Years of Industry Experience Thomas Kasulka EVP & Head of Corporate Development and IR at Customers Bank 5.5 Years at CUBI Phil Watkins EVP & Chief Risk Officer of Customers Bank 25 Years of Industry Experience Nick Robinson Highly-Experienced Management Team

Overview

Fixed Income Investment Thesis Customers, a digital-forward super-community bank Diversified Tech-Forward Financial Institution Years of Sustained Capital Levels Increases, now Simplifying Capital Structure Enhanced Liquidity, Strong & Improved Asset Quality & Coverage Ratios Significant Momentum in Balance Sheet Transformation Durable NIM and Solid Operating Returns with Low-Rate Risk Profile Organic Growth Story – both in Lending and Deposit Services Exceptional Deposit Led Strategy funds a Diversified Loan Portfolio Let’s take on tomorrow. 8

Let’s take on tomorrow. 9 © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Customers Bancorp, Inc. NYSE: CUBI Headquarters West Reading, PA FTE Employees 809 Total Assets $22.6B Market Capitalization2 $2.4B Total RB Capital Ratio 14.5% Data as of 6/30/2025 41 Banking Industry Benchmark1 73 Customers Bank Net Promoter Score Measuring business customer satisfaction and loyalty 1. The Qualtrics U.S. Banking Relational Net Promoter® Score (NPS®) benchmark is derived from Qualtrics' vast Customer Experience dataset. The dataset includes 2022-2023 anonymized results from 50+ U.S. banking organizations, covering 80+ separate relationship surveys, and encompassing 400,000 individual survey respondents. 2. Market data as of 9/4/25. Reflects the impact of $172mm gross common equity raise priced on 9/3/25. Corporate and Specialized Banking Serves sophisticated business customers • Commercial Banking Teams • Venture Banking • Fund Finance • Real Estate Specialty Finance • Healthcare • Financial Institutions Group (FIG) • Equipment Finance • Mortgage Finance Digital Banking Loan and deposit products delivered digitally Commercial: • Transaction Banking (Payments & Treasury Services, cubiX) • Fintech Banking Consumer: • Personal Loans • Checking & Savings Community Banking Serves small and medium sized businesses and individuals • Regional Community C&I • Multifamily and Investment CRE • SBA • Residential Mortgages 1 2 3 Customers Bank Platform

Capital and Risk Management Priorities

customers bancorp

Let's take on tomorrow.

Customers Bank's 3 Core Tenets

Clear Strategic Direction ①

Place the Client at the Center of Everything We Do:

Aligning **our Clients' objectives** with our own allows us to successfully execute **our strategic priorities.**

1. **Deliver personal, high-touch** service through a **single point of contact** model
2. **Client-centric and entrepreneurial culture** continues to drive franchise value
3. **Differentiated platform** and unique culture consistently attract **top talent**

Client-Centric Focus

Single Point of Contact

Consistent Recruiter of Top Talent

Key Financial Performance Drivers ②

Delivering Solid Financial Results:

CUBI has transformed itself into a **lower risk, more durable operating performance bank**



13.1%[1]
CET1 Ratio
percent
+26%[2]
9.6%
12.1%
Q2 '21
Q2 '25
LLR / NPLs
percent
+92%[2]
270%
518%
Q2 '21
Q2 '25
Net Interest Margin
percent
+29Bps[2]
2.98%
3.27%
Q2 '21
Q2 '25

Strong Risk Management ③

Enhance the Bank's Risk Framework and Infrastructure:

Strategically enhancing our risk management infrastructure and compliance practices with a goal to **exceed expectations** and position risk management as a **competitive advantage.**

1. **The Right** People
2. **Strategic** Technology
3. **Strong** Processes & Controls

Implementation

Sustainability

Continued Investment in CUBI

1. Reflects the impact of $172mm gross common equity raise priced on 9/3/25 and assumes the redemption of outstanding Customers Bancorp Series F Preferred Stock.
2. Growth from Q2 '21 to Q2 '25.

©2025 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

10

Strategic Direction Let’s take on tomorrow. 11 1 Client-centric culture resulting in high client satisfaction rates 2 Continue deposit transformation and grow loan portfolio 3 Grow net interest income led by interest expense reduction combined with franchise enhancing loan growth 4 Strengthen risk management platform through continued enhancements across people, process and technology 5 Operational excellence with revenue and expense initiatives utilized to reinvest into the franchise 6 Maintain strong capital base, liquidity and credit quality

Q2 2025 Highlights

13 Let’s take on tomorrow. © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Q2’25 (vs. Q1’25) Capital Balance Sheet Credit 12.1% vs. 11.7% CET1 Ratio $22.6B +1% Total Assets 0.27% +1 bps NPA Ratio $15.4B +2% Total Loans and Leases $28.4M -35% NPLs 7.9% vs. 7.7% TCE / TA2 Highlights Q2’25 Total Deposits $19.0B +0% Reserves to NPLs 518% vs. 324%28.9% Noninterest Bearing Deposits / Total Deposits $55.8M (1.09% ROA) Earnings Loans/Deposits 81% Leverage Ratio 8.6% vs. 8.6% 1. Reflects the impact of $172mm gross common equity raise priced on 9/3/25 and assumes the redemption of outstanding Customers Bancorp Series F Preferred Stock. 2. Non-GAAP measure, refer to appendix for reconciliation, ROA on an annualized basis for the 2nd Quarter. Financial Highlights - GAAP 13.1%1 8.9%1 8.6%1

14 Let’s take on tomorrow. © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Q2’25 (vs. Q1’25) Capital Balance Sheet Credit 12.1% vs. 11.7% CET1 Ratio $22.6B +1% Total Assets 0.27% +1 bps NPA Ratio $15.4B +2% Total Loans and Leases $28.4M -35% NPLs 7.9% vs. 7.7% TCE / TA2 Highlights Q2’25 Total Deposits $19.0B +0% Reserves to NPLs 518% vs. 324%28.9% Noninterest Bearing Deposits / Total Deposits $58.1M (1.10% ROA)1,2 Core Earnings1,2 Loans/Deposits 81% Leverage Ratio 8.6% vs. 8.6% 1. Excludes loss on redemption of preferred stock of $1.9 million, pre-tax losses on investment securities of $1.8 million, loan program termination fees of $1.0 million and unrealized gain on loans held for sale of $0.3 million. 2. Non-GAAP measure, refer to appendix for reconciliation, ROA on an annualized basis for the 2nd Quarter. 3. Reflects the impact of $172mm gross common equity raise priced on 9/3/25 and assumes the redemption of outstanding Customers Bancorp Series F Preferred Stock. Financial Highlights – Core 13.1%3 8.9%3 8.6%3

15 © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Let’s take on tomorrow. Kk $4.5 $5.7 $7.3 $6.8 $7.1 $8.6 $11.3 $16.8 $18.2 $17.9 $18.8 $19.0 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Q2'25 29%CUBI Total Deposits $ billions Average cost of deposits 2.85% $4.5 $5.9 $7.3 Q2’24 $4.7 $5.6 $7.8 Q3’24 $5.6 $5.6 $7.7 Q4’24 $5.6 $5.1 $8.2 Q1’25 $5.5 $4.9 $8.6 Q2’25 $17.7 $18.1 $18.8 $18.9 $19.0 Non-Interest Bearing DDA Interest Bearing DDA Non-DDA 1 2025 Proxy Peers; Excludes SASR due to recent acquisition by AUB. • New banking teams hired since Q2’23 continued deposit gathering momentum with approximately $300 million of growth in the quarter • Reduced brokered deposits by more than an estimated $350 million QoQ or $1 billion in the last 12 months • Continue to recruit top banking talent, 5 new teams joining this year Industry-Leading Long-Term Deposit Growth Trend $ billions Noninterest-Bearing Deposit Composition percent Top Quartile (28%) CUBI (Q2’25) Regional Bank Peers1 (Q2’25) CAGR since 2014: 15% • Noninterest-bearing deposits increased to $5.5Bn or 29% of total deposits, now standing at the top quartile of peer banks1 Deposit Transformation: Continual Improvement in Deposit Composition

Exceptional Deposit Led Strategy

Deposit Transformation Led by New Banking Teams[1] and cubiX Client Deposits customers bancorp

Let's take on tomorrow.

Key Trends in Deposits

Product Mix Shift (Q2'25 vs. Q4'22)

- Since Q4'22, $3.6 billion decrease in interest-bearing DDA & $2.1 billion decrease in wholesale deposits, replaced with:
  - $3.6 billion in cubiX clients[2] & new team NIB deposits
  - $2.0 billion in new team interest-bearing deposits
- Rates have gone up and come down 100bps from Q4'22 to Q2'25, demonstrating that the 32bps reduction in deposit costs is driven by deposit profile enhancement
- **cubiX:** our real-time payment platform for institutional clients transacting in the digital assets ecosystem is delivering above modeled deposit growth (see page 15 for more)

Deposit Transformation Led by New Banking Teams and cubiX Clients

$ billions



66% NIB
1.15% Total Cost
$0.1
Q4'22
$2.0
$0.1
$1.9
Q1'23
$3.6
$0.9
$2.7
Q2'24
$4.2
$1.4
$2.8
Q3'24
$5.3
$1.7
$3.6
Q4'24
$5.4
$2.1
$3.3
Q1'25
$5.6
$2.4
$3.2
Q2'25
+$5.5bn
cubiX Clients
New Banking Teams

Q4'22 – Deposit Composition



$18.2B
Total Deposits
3.17%
Cost of Deposits
Wholesale CD's 22%
Retail CD's 1%
Savings Account 4%
Total Money Market 15%
Interest Bearing DDA 47%
Noninterest Bearing DDA 10%

Q2'25 – Deposit Composition



$19.0B
Total Deposits
2.85%
Cost of Deposits
Wholesale CD's 10%
Retail CD's 6%
Savings Account 7%
Total Money Market 22%
Interest Bearing DDA 26%
Noninterest Bearing DDA 29%

1. Includes commercial banking teams hired since Q2'23; Q1'23 included existing venture banking team.
2. Only digital assets deposits of cubiX clients are NIB.

©2025 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

16

Loan Portfolio: Diversified Loan Growth Across The Franchise

customers bancorp
Let's take on tomorrow.

Loans - HFI
$ billions

- HFI loan growth of $319 million QoQ or 8% annualized
- 16% YoY HFI loan growth led by corporate and specialized banking verticals
- Strong pipeline diversified across business units creating continued opportunity for growth with holistic relationships



7.17%
6.99%
6.78%
6.57%
6.61%
Yield on Loans
$13.3
$0.8
$5.5
$7.0
$13.8
$0.7
$5.7
$7.4
$14.4
$0.7
$5.8
$7.9
$15.1
$0.9
$5.9
$8.2
$15.4
$0.8
$5.9
$8.7
+16%
Q2'24
Q3'24
Q4'24
Q1'25
Q2'25
Corporate & Specialized Banking
Community Banking
Consumer Installment HFI

QoQ Loan Growth[1] by Verticals
$ millions

- Top growth verticals included mortgage finance, fund finance, healthcare, equipment finance, and venture banking
- Diversified loan growth focused on adding franchise value



Mortgage Finance
$148
Fund Finance
$144
Healthcare
$130
Equipment Finance
$35
Venture Banking
$28
Commercial Banking Teams
$14
Other²
-$42
Consumer Installment HFI
-$64
CRE³
-$74
Total Loan Growth
$319

1. HFI loan growth.
2. Includes Regional Community Banking C&I, Real Estate Specialty Finance, Mortgages, SBA, Financial Institution Group, PPP.
3. Includes Investment CRE, Construction, and Multifamily.

©2025 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

17

18 © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Let’s take on tomorrow. 1. Includes fund finance, real estate specialty finance, technology and venture, healthcare, financial institutions group, and equipment finance loans. 2. Includes residential real estate, manufactured housing and installment loans. Specialized Lending1 42% Other C&I 7% Multifamily 15% O.O. CRE 7% N.O.O CRE 10% Construction 1% Consumer2 8% Mortgage Finance 10% Installment 1% C&I 14% Multifamily 9% O.O. CRE 4% N.O.O CRE 7% Construction 1% Consumer2 11% Mortgage Finance 17% PPP Loans 37% 6/30/2021 – Loan Composition 6/30/2025 – Loan Composition Key Trends in Lending Activity o Measured growth since 2021 in its specialized lending1 vertical, focused on adding franchise value and building a resilient, tech-forward banking model o Emphasis on strategic de-risking across its lending activities, reducing exposures to higher-risk categories like construction and development and consumer Loan Portfolio: Aligned with a Tech-Forward Model

19 © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Let’s take on tomorrow. 1. Excludes owner-occupied CRE per regulatory definition. 2. 2025 Proxy Peers; Excludes SASR due to recent acquisition by AUB. 3. Non-Owner-Occupied CRE breakout per regulatory definition. 4. Figures exclude impacts of the recent equity offering. Regulatory CRE / TRBC1 percent 179% 227% 203% 195% 194% 220% 230% 218% 208% 212% 2021 2022 2023 2024 Q2'25 CUBI Proxy Peers2 Construction & NOO CRE3 / Loans-HFI percent 19.3% 23.7% 27.1% 26.0% 25.0% 34.6% 35.8% 35.8% 35.1% 35.1% 2021 2022 2023 2024 Q2'25 CUBI Proxy Peers2 Concentration Analysis (4) (4)

Enhanced Profitability: Continued Margin Expansion in the Quarter

customers bancorp

Let's take on tomorrow.

Net Interest Income & Net Interest Margin

$ millions, percent



$138.8
$164.9
$165.3
$167.7
$176.7
2.98%
3.27%
Q2 '21
Q2 '22
Q2 '23
Q2 '24
Q2 '25
Net Interest Income
NIM

Key Highlights

- 29 Basis Points of NIM Expansion Since June 2021, with margins stabilizing at elevated levels
- $2.0+ billion high quality deposit pipeline driving opportunity to remix less strategic funding
- Robust loan pipeline to be converted to support interest income regardless of the rate environment

©2025 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

20

Enhanced Profitability: Peer-Leading Efficiency While Investing In Our Business

customers bancorp
Let's take on tomorrow.

Core Non-Interest Expense[1]
$ millions

- Strong core efficiency ratio[1] while continuing to invest in the franchise
- Third consecutive quarterly decline in core efficiency ratio[1] as positive operating leverage achieved



Core Efficiency Ratio
53.5%
61.7%
56.1%
52.7%
51.6%
$100.7
$103.4
$108.6
$102.8
$106.6
Q2'24
Q3'24
Q4'24
Q1'25
Q2'25

Non-Interest Expense / Average Assets
percent

- CUBI's non-interest expense as percent of average assets is the top quartile among regional bank peers[2]



Top Quartile (2.02%)
Median (2.15%)
1.91%
CUBI
CUBI (Q2'25)
Regional Bank Peers (Q2'25)

1. Non-GAAP measure, refer to appendix for reconciliation.
2. 2025 proxy peers that have reported earnings data before July 24, 2025.

©2025 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

21

Credit Risk Management

23 Let’s take on tomorrow. © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED V 518% 259% CUBI Regional Bank Peers NCOs % of Average Loans2 percent NPAs % of Total Assets percent LLR % of Gross Loans percent LLR % of Nonperforming Loans percent v NPAs % of Total Assets Q2’25, percent CUBI Regional Bank Peers1 0.27% 0.31% -4 bps 1. 2025 proxy peers that have reported earnings data before July 24, 2025. 2. Figures shown represent last twelve months ‘LTM’ data. 3. As of Q2’25; 2025 proxy peers. 15% 10% 17% 26% 1% 6% CUBI Regional Bank Peers3 32% 42% Construction Commercial Real Estate Multifamily CRE % of Loans-HFI percent Q2 ’21 Q2 ’22 Q2 ’23 Q2 ’24 Q2 ’25 LLR % of Nonperforming Loans percent 3 0.24% 0.14% 0.13% 0.23% 0.27% 0.28% 0.24% 0.52% 0.53% 0.43% 0.74% 1.00% 1.00% 0.97% 0.96% 270% 558% 494% 280% 518% Credit Metrics Remain Stable

Allowance for Credit Losses for Loans and Leases

customers bancorp

Let's take on tomorrow.

($ in thousands)	June 30, 2025 Amortized Cost[1]	June 30, 2025 Allowance for Credit Losses	June 30, 2025 Lifetime Loss Rate[2]	March 31, 2025 Amortized Cost	March 31, 2025 Allowance for Credit Losses	March 31, 2025 Lifetime Loss Rate[3]
Loans and Leases Receivable:						
Commercial:						
Commercial and Industrial, including Specialized Lending	$ 7,581,855	$ 36,262	0.48 %	$ 7,244,462	$ 30,584	0.42 %
Multifamily	2,247,282	20,864	0.93 %	2,322,123	18,790	0.81 %
Commercial Real Estate Owner Occupied	1,065,006	12,514	1.18 %	1,139,126	10,780	0.95 %
Commercial Real Estate Non-Owner Occupied	1,497,385	20,679	1.38 %	1,438,906	18,058	1.25 %
Construction	98,626	2,160	2.19 %	154,647	1,264	0.82 %
Total Commercial Loans and Leases Receivable	$ 12,490,154	$ 92,479	0.74 %	$ 12,299,264	$ 79,476	0.65 %
Consumer:						
Residential Real Estate	$ 520,570	$ 6,331	1.22 %	$ 496,772	$ 6,163	1.24 %
Manufacturing Housing	30,287	3,721	12.29 %	31,775	3,800	11.96 %
Installment	678,818	44,887	6.61 %	728,009	51,637	7.09 %
Total Consumer Loans Receivable	$ 1,229,675	$ 54,939	4.47 %	$ 1,256,556	$ 61,600	4.90 %
Total Loans and Leases Receivable	$ 13,719,829	$ 147,418	1.07 %	$ 13,555,820	$ 141,076	1.04 %

1. Excludes mortgage finance and installment reported at fair value, loans held for sale.
2. Utilized Moody's June 2025 baseline and adverse forecast scenario with qualitative adjustments for Q2'25 provision for credit losses.
3. Utilized Moody's March 2025 baseline and adverse forecast scenario with qualitative adjustments for Q1'25 provision for credit losses.

©2025 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

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25 Let’s take on tomorrow. © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED 16% 42% 37% 5% FICO Score1 660-679 680-699 700-749 750+ 20% 31%25% 14% 7% 0% 2% 0-9.99% 10 – 19.99% 20 – 29.99% 30 – 39.99% 40 – 49.99% > 50% Unknown Geography Profession Debt to Income Ratio1 Borrower Income 15% 41% 44% <$50K $50K -$100K >$100K 19% 11% 19%27% 24% West Southwest Midwest Southeast Northeast Purpose 57% 21% 17% 5% Personal Loan Specialty Home Improvement Student Loan 98% 1% 1% Non COVID-19 Impacted Segments Non-Professional Retail & Restaurants Average FICO Score1 ~739 Average DTI1 ~20% Average Borrower Income ~$106k Weighted average life of ~2.3 years Note: Data as of June 30, 2025; includes consumer installment HFS loans. 1. DTI and FICO scores as of time of origination. Consumer Installment Loans – Portfolio Credit Metrics

Capital Perspective

27 Let’s take on tomorrow. © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED ` 5.2% 6.0% 6.0% 7.7% 7.9% ` ` ` Total Risk-Based Capital percent TCE/TA1 percent 1. Non-GAAP measure, refer to appendix for reconciliation. 2. Reflects the impact of $172mm gross common equity raise priced on 9/3/25 and assumes the redemption of outstanding Customers Bancorp Series F Preferred Stock. CET1 Risk-Based Capital percent Q2’21 Q2’22 Q2’23 Q2’24 Q2’25 Tier 1 Leverage percent Q2’21 Q2’22 Q2’23 Q2’24 Q2’25 Strong Capital Levels Provide Significant Flexibility 8.6% 9.6% 9.7% 10.3% 12.8% 12.0% 13.1% 8.4% 7.5% 7.5% 8.9% 8.6% 8.9% 13.3% 12.6% 13.2% 15.8% 14.5% 15.0% 2CUBI CUBI Pro Forma

28 Let’s take on tomorrow. © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED ` 1. Reflects the impact of $172mm gross common equity raise priced on 9/3/25 and assumes the redemption of outstanding Customers Bancorp Series F Preferred Stock. Q4’24 Q2’25 Evolving Capital Stack Pro Forma1 Double Leverage Ratio: 99% 103% 99% $ in millions $1,699 $1,781 $1,942 $138 $82 $183 $183 $183 Q4 '24 Q2 '25 Pro Forma Common Equity Preferred Equity Subordinated Debt

Liquidity

30 Let’s take on tomorrow. © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Immediately Available Liquidity $ billions $3.4 $1.2 $4.0 Q1’25 $3.5 $0.9 $4.1 Q2’25 $8.7 $8.6 Cash FHLB Available Committed Capacity FRB Available Committed Capacity 1. Uninsured deposits (estimate) of $7.4 billion to be reported on the Bank’s call report, less deposits of $1.6 billion collateralized by standby letters of credit from the FHLB and from our affiliates of $116.0 million. 2. 2025 proxy peers that have reported earnings data before July 24, 2025. • Immediately available liquidity to uninsured deposits1 of 150% • Total overall liquidity of $9.7 billion as of Q2’25 Loans-HFI to Deposits Q1’25, percent CUBI Regional Bank Peers2 81% 85% Borrowings % of Total Liabilities Q2’25, percent CUBI Regional Bank Peers2 7% 6% Robust Liquidity Position

31 Let’s take on tomorrow. © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED 1. Includes CLOs. Liquidity Sources ($000's) 2Q 25 1Q 25 QoQ Change Cash and Cash Equivalents $3,503,511 $3,428,691 $74,821 FHLB Available Borrowing Capacity $919,835 $1,235,992 ($316,157) FRB Available Borrowing Capacity $4,134,678 $3,986,593 $148,085 Investments (MV AFS + HTM) Agency & Non-Agency MBS & CMO $1,741,455 $1,714,380 $27,075 Corporates $366,207 $482,361 ($116,153) ABS1 $592,030 $765,858 ($173,828) Other AFS $30,840 $33,118 ($2,278) Less: Pledged Securities HTM & AFS ($1,615,219) ($1,673,361) $58,142 Net Unpledged Securities $1,115,313 $1,322,355 ($207,042) $9,673,337 $9,973,631 ($300,294) Ample Sources of Liquidity

32 Let’s take on tomorrow. © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Investment Securities – AFS percent, Q2’25 • Spot yield: 5.78% • Effective duration: 3.0 years • Floating rate securities: ~23% • Credit rating: 64% AAA with only 2% at BB Investment Securities – HTM percent, Q2’25 • Spot yield: 3.79% • Effective duration: 4.2 years • Floating rate securities: 29% • Credit rating: 54% AAA with no rated securities non- investment graded • ABS: $0.3 billion of credit enhanced asset backed securities 59% 41% MBS & CMO Credit Enhanced ABS Total: $0.9 billion 20% 13% 66% 2% Corporate ABS Other MBS & CMO Total: $1.9 billion Securities Portfolio Characteristics

Appendix

34 Let’s take on tomorrow. © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Fiscal Year Ended, Three Months Ended, (dollars shown in thousands) 2022 2023 2024 6/30/25 Double Leverage Bank-Level Equity $1,502,917 $1,707,832 $1,826,227 $1,924,174 Consolidated Equity 1,402,961 1,638,394 1,836,683 1,863,558 Double Leverage 107% 104% 99% 103% Earnings: Income From Continuing Operations Before Taxes $291,297 $330,740 $224,373 $78,902 (+) Borrowings Interest (inc. TruPS & Existing Sub Debt) 35,414 103,474 70,118 17,253 Earnings (Before Corporate Debt Interest) $326,711 $434,214 $294,491 $96,155 (+) Interest on Deposits 226,239 576,437 603,312 134,045 Earnings (Before Corporate Debt & Deposit Interest) $552,950 $1,010,651 $897,803 $230,200 Interest Expense: (+) Borrowings Interest (inc. TruPS & Existing Sub Debt) $35,414 $103,474 $70,118 $17,253 Interest Expense, Excluding Interest on Deposits $35,414 $103,474 $70,118 $17,253 (+) Interest on Deposits 226,239 576,437 603,312 134,045 Interest Expense, Including Interest on Deposits $261,653 $679,911 $673,430 $151,298 Interest Coverage (Ex. Deposit Interest Expense) - A / C 9.2 x 4.2 x 4.2 x 5.6 x Interest Coverage (Inc. Deposit Interest Expense) - B / D 2.1 x 1.5 x 1.3 x 1.5 x A B C D (2) (2) Historical Interest Coverage

35 Let’s take on tomorrow. © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Customers believes that the non-GAAP measurements disclosed within this document are useful for investors, regulators, management and others to evaluate our core results of operations and financial condition relative to other financial institutions. These non-GAAP financial measures are frequently used by securities analysts, investors, and other interested parties in the evaluation of companies in Customers' industry. These non-GAAP financial measures exclude from corresponding GAAP measures the impact of certain elements that we do not believe are representative of our ongoing financial results, which we believe enhance an overall understanding of our performance and increases comparability of our period to period results. Investors should consider our performance and financial condition as reported under GAAP and all other relevant information when assessing our performance or financial condition. The non-GAAP measures presented are not necessarily comparable to non-GAAP measures that may be presented by other financial institutions. Although non-GAAP financial measures are frequently used in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results of operations or financial condition as reported under GAAP. The following tables present reconciliations of GAAP to non-GAAP measures disclosed within this document. Reconciliation of Non-GAAP Measures - Unaudited

Reconciliation of Non-GAAP Measures – Unaudited (Contd.)

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Core Earnings and Adjusted Core Earnings - Customers Bancorp

	Q2 2025		Q1 2025		Q4 2024		Q3 2024		Q2 2024		Six Months Ended June 30, 2025		Six Months Ended June 30, 2024	
(dollars in thousands, except per share data)	USD	Per share	USD	Per share	USD	Per share	USD	Per share	USD	Per share	USD	Per share	USD	Per share
GAAP net income to common shareholders	$ 55,846	$ 1.73	$ 9,523	$ 0.29	$ 23,266	$ 0.71	$ 42,937	$ 1.31	$ 54,300	$ 1.66	$ 65,369	$ 2.02	$ 100,226	$ 3.06
Reconciling items (after tax):														
Severance expense	—	—	—	—	1,198	0.04	540	0.02	1,928	0.06	—	—	1,928	0.06
Impairment loss on debt securities	—	—	39,875	1.23	—	—	—	—	—	—	39,875	1.23	—	—
(Gains) losses on investment securities	1,388	0.04	(124)	(0.00)	20,035	0.62	(322)	(0.01)	561	0.02	1,264	0.04	618	0.02
Derivative credit valuation adjustment	—	—	210	0.01	(306)	(0.01)	185	0.01	(44)	(0.00)	210	0.01	125	0.00
Legal settlement	—	—	—	—	157	0.00	—	—	—	—	—	—	—	—
Unrealized (gain) loss on loans held for sale	(223)	(0.01)	518	0.02	110	0.00	498	0.02	—	—	295	0.01	—	—
Loss on redemption of preferred stock	1,908	0.06	—	—	—	—	—	—	—	—	1,908	0.06	—	—
FDIC special assessment	—	—	—	—	—	—	—	—	138	0.00	—	—	518	0.02
Unrealized (gain) on equity method investments	—	—	—	—	(292)	(0.01)	—	—	(8,316)	(0.25)	—	—	(8,316)	(0.25)
Loan program termination fees	(772)	(0.02)	—	—	—	—	—	—	—	—	(772)	(0.02)	—	—
Core earnings	**$ 58,147**	**$ 1.80**	**$ 50,002**	**$ 1.54**	**$ 44,168**	**$ 1.36**	**$ 43,838**	**$ 1.34**	**$ 48,567**	**$ 1.49**	**$ 108,149**	**$ 3.33**	**$ 95,099**	**$ 2.90**
One-time non-interest expense items recorded in 2024 (after-tax):														
Deposit servicing fees prior to 2024	—	—	—	—	—	—	—	—	—	—	—	—	5,405	0.16
FDIC premiums prior to 2024	—	—	—	—	—	—	—	—	—	—	—	—	3,200	0.10
Non-income taxes prior to 2024	—	—	—	—	—	—	(2,457)	(0.07)	—	—	—	—	—	—
Total one-time non-interest expense items	—	—	—	—	—	—	(2,457)	(0.07)	—	—	—	—	8,605	0.26
Adjusted core earnings (adjusted for one-time non-interest expense items)	**$ 58,147**	**$ 1.80**	**$ 50,002**	**$ 1.54**	**$ 44,168**	**$ 1.36**	**$ 41,381**	**$ 1.26**	**$ 48,567**	**$ 1.49**	**$ 108,149**	**$ 3.33**	**$ 103,704**	**$ 3.16**

©2025 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

36

Reconciliation of Non-GAAP Measures – Unaudited (Contd.)

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Core Return on Average Assets and Adjusted Core Return on Average Assets - Customers Bancorp

						Six Months Ended June 30,	
(dollars in thousands except per share data)	Q2 2025	Q1 2025	Q4 2024	Q3 2024	Q2 2024	2025	2024
GAAP net income	$ 60,939	$ 12,912	$ 26,915	$ 46,743	$ 58,085	$ 73,851	$ 107,811
Reconciling items (after tax):							
Severance expense	—	—	1,198	540	1,928	—	1,928
Impairment loss on debt securities	—	39,875	—	—	—	39,875	—
Legal settlement	—	—	157	—	—	—	—
(Gains) losses on investment securities	1,388	(124)	20,035	(322)	561	1,264	618
Derivative credit valuation adjustment	—	210	(306)	185	(44)	210	125
Unrealized (gain) loss on loans held for sale	(223)	518	110	498	—	295	—
FDIC special assessment	—	—	—	—	138	—	518
Unrealized (gain) on equity method investments	—	—	(292)	—	(8,316)	—	(8,316)
Loan program termination fees	(772)	—	—	—	—	(772)	—
Core net income	**$ 61,332**	**$ 53,391**	**$ 47,817**	**$ 47,644**	**$ 52,352**	**$ 114,723**	**$ 102,684**
One-time non-interest expense items recorded in 2024 (after-tax):							
Deposit servicing fees prior to 2024	—	—	—	—	—	—	5,405
FDIC premiums prior to 2024	—	—	—	—	—	—	3,200
Non-income taxes prior to 2024	—	—	—	(2,457)	—	—	—
Total one-time non-interest expense items	—	—	—	(2,457)	—	—	8,605
Core net income adjusted for one-time non-interest expense items	**$ 61,332**	**$ 53,391**	**$ 47,817**	**$ 45,187**	**$ 52,352**	**$ 114,723**	**$ 111,289**
Average total assets	$ 22,362,989	$ 22,314,963	$ 22,179,970	$ 21,230,404	$ 20,985,203	$ 22,339,108	$ 21,160,216
Core return on average assets	**1.10 %**	**0.97 %**	**0.86 %**	**0.89 %**	**1.00 %**	**1.04 %**	**0.98 %**
Adjusted core return on average assets (adjusted for one-time non-interest expense items.)	**1.10 %**	**0.97 %**	**0.86 %**	**0.85 %**	**1.00 %**	**1.04 %**	**1.06 %**

©2025 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

37

Reconciliation of Non-GAAP Measures – Unaudited (Contd.)

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Core Return on Average Common Equity and Adjusted Core Return on Average Common Equity - Customers Bancorp

(dollars in thousands except per share data)	Q2 2025	Q1 2025	Q4 2024	Q3 2024	Q2 2024	Six Months Ended June 30, 2025	Six Months Ended June 30, 2024
GAAP net income to common shareholders	$ 55,846	$ 9,523	$ 23,266	$ 42,937	$ 54,300	$ 65,369	$ 100,226
Reconciling items (after tax):							
Severance expense	—	—	1,198	540	1,928	—	1,928
Impairment loss on debt securities	—	39,875	—	—	—	39,875	—
Legal settlement	—	—	157	—	—	—	—
(Gains) losses on investment securities	1,388	(124)	20,035	(322)	561	1,264	618
Derivative credit valuation adjustment	—	210	(306)	185	(44)	210	125
Loss on redemption of preferred stock	1,908	—	—	—	—	1,908	—
Unrealized (gain) loss on loans held for sale	(223)	518	110	498	—	295	—
FDIC special assessment	—	—	—	—	138	—	518
Unrealized (gain) on equity method investments	—	—	(292)	—	(8,316)	—	(8,316)
Loan program termination fees	(772)	—	—	—	—	(772)	—
Core earnings	**$ 58,147**	**$ 50,002**	**$ 44,168**	**$ 43,838**	**$ 48,567**	**$ 108,149**	**$ 95,099**
One-time non-interest expense items recorded in 2024 (after-tax):							
Deposit servicing fees prior to 2024	—	—	—	—	—	—	5,405
FDIC premiums prior to 2024	—	—	—	—	—	—	3,200
Non-income taxes prior to 2024	—	—	—	(2,457)	—	—	—
Total one-time non-interest expense items	—	—	—	(2,457)	—	—	8,605
Adjusted core earnings (adjusted for one-time non-interest expense items)	**$ 58,147**	**$ 50,002**	**$ 44,168**	**$ 41,381**	**$ 48,567**	**$ 108,149**	**$ 103,704**
Average total common shareholders' equity	$ 1,751,037	$ 1,730,910	$ 1,683,838	$ 1,636,242	$ 1,576,595	$ 1,741,029	$ 1,552,903
Core return on average common equity	**13.32 %**	**11.72 %**	**10.44 %**	**10.66 %**	**12.39 %**	**12.53 %**	**12.32 %**
Adjusted core return on average common equity (adjusted for one-time non-interest expense items)	**13.32 %**	**11.72 %**	**10.44 %**	**10.06 %**	**12.39 %**	**12.53 %**	**13.43 %**

©2025 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

38

Reconciliation of Non-GAAP Measures – Unaudited (Contd.)

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Core Efficiency Ratio and Adjusted Core Efficiency Ratio - Customers Bancorp

(dollars in thousands except per share data)	Q2 2025	Q1 2025	Q4 2024	Q3 2024	Q2 2024	Six Months Ended June 30, 2025	Six Months Ended June 30, 2024
GAAP net interest income	$ 176,703	$ 167,446	$ 167,821	$ 158,545	$ 167,653	$ 344,149	$ 328,038
GAAP non-interest income (loss)	$ 29,606	$ (24,490)	$ (391)	$ 8,557	$ 31,037	$ 5,116	$ 52,268
(Gains) losses on investment securities	1,797	(160)	26,678	(394)	744	1,637	819
Derivative credit valuation adjustment	—	270	(407)	226	(58)	270	164
Unrealized (gain) on equity method investments	—	—	(389)	—	(11,041)	—	(11,041)
Unrealized (gain) loss on loans held for sale	(289)	667	147	607	—	378	—
Impairment loss on debt securities	—	51,319	—	—	—	51,319	—
Loan program termination fees	(1,000)	—	—	—	—	(1,000)	—
Core non-interest income	30,114	27,606	25,638	8,996	20,682	57,720	42,210
Core revenue	$ 206,817	$ 195,052	$ 193,459	$ 167,541	$ 188,335	$ 401,869	$ 370,248
GAAP non-interest expense	$ 106,626	$ 102,771	$ 110,375	$ 104,018	$ 103,452	$ 209,397	$ 202,621
Severance expense	—	—	(1,595)	(659)	(2,560)	—	(2,560)
FDIC special assessment	—	—	—	—	(183)	—	(683)
Legal settlement	—	—	(209)	—	—	—	—
Core non-interest expense	**$ 106,626**	**$ 102,771**	**$ 108,571**	**$ 103,359**	**$ 100,709**	**$ 209,397**	**$ 199,378**
One-time non-interest expense items recorded in 2024:							
Deposit servicing fees prior to 2024	—	—	—	—	—	—	(7,106)
FDIC premiums prior to 2024	—	—	—	—	—	—	(4,208)
Non-income taxes prior to 2024	—	—	—	2,997	—	—	—
Total one-time non-interest expense items	—	—	—	2,997	—	—	(11,314)
Adjusted core non-interest expense	**$ 106,626**	**$ 102,771**	**$ 108,571**	**$ 106,356**	**$ 100,709**	**$ 209,397**	**$ 188,064**
Core efficiency ratio (1)	**51.56 %**	**52.69 %**	**56.12 %**	**61.69 %**	**53.47 %**	**52.11 %**	**53.85 %**
Adjusted core efficiency ratio (adjusted for one-time non-interest expense items) (2)	**51.56 %**	**52.69 %**	**56.12 %**	**63.48 %**	**53.47 %**	**52.11 %**	**50.79 %**

1. Core efficiency ratio calculated as non-interest expense divided by core revenue.
2. Adjusted core efficiency ratio calculated as adjusted core non-interest expense divided by core revenue.

©2025 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

39

40 Let’s take on tomorrow. © 2025 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Reconciliation of Non-GAAP Measures – Unaudited (Contd.) Tangible Common Equity to Tangible Assets - Customers Bancorp (dollars in thousands except per share data) Q2 2025 Q2 2024 Q2 2023 Q2 2022 Q2 2021 GAAP total shareholders' equity $ 1,863,558 $ 1,746,865 $ 1,456,652 $ 1,353,390 $ 1,250,729 Reconciling items: Preferred stock (82,201) (137,794) (137,794) (137,794) (217,471) Goodwill and other intangibles (3,629) (3,629) (3,629) (3,629) (3,853) Tangible common equity $ 1,777,728 $ 1,605,442 $ 1,315,229 $ 1,211,967 $ 1,029,405 GAAP Total assets $ 22,550,800 $ 20,942,975 $ 22,028,565 $ 20,251,996 $ 19,635,108 Reconciling items: Goodwill and other intangibles (3,629) (3,629) (3,629) (3,629) (3,853) Tangible assets $ 22,547,171 $ 20,939,346 $ 22,024,936 $ 20,248,367 $ 19,631,255 Tangible common equity to tangible assets 7.9% 7.7% 6.0% 6.0% 5.2%